Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Fifty-two weeks ended
	January 29, 2011			January 30, 2010			January 29, 2011			January 30, 2010
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$384,432	80.5		$364,511	80.5		$1,598,168	80.4		$1,533,619	80.3
Service revenue	92,957	19.5		88,385	19.5		390,473	19.6		377,319	19.7
Total revenues	477,389	100.0		452,896	100.0		1,988,641	100.0		1,910,938	100.0
Costs of merchandise sales	264,532	68.8		258,375	70.9		1,110,380	69.5		1,084,804	70.7
Costs of service revenue	88,457	95.2		84,474	95.6		355,909	91.1		340,027	90.1
Total costs of revenues	352,989	73.9		342,849	75.7		1,466,289	73.7		1,424,831	74.6
Gross profit from merchandise sales	119,900	31.2		106,136	29.1		487,788	30.5		448,815	29.3
Gross profit from service revenue	4,500	4.8		3,911	4.4		34,564	8.9		37,292	9.9
Total gross profit	124,400	26.1		110,047	24.3		522,352	26.3		486,107	25.4
Selling, general and administrative expenses	106,659	22.3		103,181	22.8		442,239	22.2		430,261	22.5
Net (loss) gain from dispositions of assets	(136)	—		(106)	—		2,467	0.1		1,213	0.1
Operating profit	17,605	3.7		6,760	1.5		82,580	4.2		57,059	3.0
Non-operating income	754	0.2		595	0.1		2,609	0.1		2,261	0.1
Interest expense	6,864	1.4		6,380	1.4		26,745	1.3		21,704	1.1
Earnings from continuing operations before income taxes	11,495	2.4		975	0.2		58,444	2.9		37,616	2.0
Income tax expense (benefit)	2,957	25.7	(1)	(1,860)	(190.8	)(1)	21,273	36.4	(1)	13,503	35.9	(1)
Earnings from continuing operations	8,538	1.8		2,835	0.6		37,171	1.9		24,113	1.3
Loss from discontinued operations, net of tax	(173)	—		(567)	(0.1)		(540)	—		(1,077)	(0.1)
Net earnings	8,365	1.8		2,268	0.5		36,631	1.8		23,036	1.2
Retained earnings, beginning of period	397,100			374,461			374,836			358,670
Cash dividends	(1,582)			(1,577)			(6,323)			(6,286)
Shares issued and other	(1,283)			(316)			(2,544)			(584)
Retained earnings, end of period	$402,600			$374,836			$402,600			$374,836

Basic earnings per share:
Earnings from continuing operations	$0.16			$0.05			$0.71			$0.46
Discontinued operations, net of tax	—			(0.01)			(0.01)			(0.02)
Basic earnings per share	$0.16			$0.04			$0.70			$0.44

Diluted earnings per share:
Earnings from continuing operations	$0.16			$0.06			$0.70			$0.46
Discontinued operations, net of tax	—			(0.02)			(0.01)			(0.02)
Diluted earnings per share	$0.16			$0.04			$0.69			$0.44

Cash dividends per share	$0.03			$0.03			$0.12			$0.12

(1) As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	January 29, 2011	January 30, 2010

Assets
Current assets:
Cash and cash equivalents	$90,240	$39,326
Accounts receivable, less allowance for uncollectible accounts of $1,551 and $1,488	19,540	22,983
Merchandise inventories	564,402	559,118
Prepaid expenses	28,542	24,784
Other current assets	60,337	65,428
Assets held for disposal	475	4,438
Total current assets	763,536	716,077
Property and equipment - net	700,981	706,450
Deferred income taxes	66,019	58,171
Other long-term assets	26,136	18,388
Total assets	$1,556,672	$1,499,086

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$210,440	$202,974
Trade payable program liability	56,287	34,099
Accrued expenses	236,028	242,416
Deferred income taxes	56,335	29,984
Current maturities of long-term debt	1,079	1,079
Total current liabilities	560,169	510,552

Long-term debt less current maturities	295,122	306,201
Other long-term liabilities	70,046	73,933
Deferred gain from asset sales	152,875	165,105

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	295,361	293,810
Retained earnings	402,600	374,836
Accumulated other comprehensive loss	(17,028)	(17,691)
Treasury stock, at cost - 15,971,910 shares and 16,164,074 shares	(271,030)	(276,217)
Total stockholders’ equity	478,460	443,295
Total liabilities and stockholders’ equity	$1,556,672	$1,499,086

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Fifty-two weeks ended	January 29, 2011	January 30, 2010

Cash flows from operating activities:
Net earnings	$36,631	$23,036
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Loss from discontinued operations, net of tax	540	1,077
Depreciation and amortization	74,151	70,529
Amortization of deferred gain from asset sales	(12,602)	(12,325)
Stock compensation expense	3,497	2,575
Loss (gain) on debt retirement	200	(6,248)
Deferred income taxes	18,572	13,446
Net gain from disposition of assets	(2,467)	(1,213)
Loss from asset impairment	970	2,884
Other	(479)	345
Changes in operating assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	7,060	7,175
(Increase) decrease in merchandise inventories	(5,284)	7,039
Increase (decrease) in accounts payable	7,466	(9,640)
Decrease in accrued expenses	(8,394)	(13,238)
(Decrease) increase in other long-term liabilities	(1,200)	2,384
Net cash provided by continuing operations	118,661	87,826
Net cash used in discontinued operations	(1,466)	(603)
Net cash provided by operating activities	117,195	87,223

Cash flows from investing activities:
Cash paid for property and equipment	(70,252)	(43,214)
Proceeds from dispositions of assets	7,515	14,776
Acquisition of Florida Tire, Inc.	(288)	(2,695)
Collateral investment and other	(9,638)	(500)
Net cash used in continuing operations	(72,663)	(31,633)
Net cash provided by discontinued operations	569	1,762
Net cash used in investing activities	(72,094)	(29,871)

Cash flows from financing activities:
Borrowings under line of credit agreements	21,795	249,704
Payments under line of credit agreements	(21,795)	(273,566)
Borrowings on trade payable program liability	347,068	192,324
Payments on trade payable program liability	(324,880)	(190,155)
Debt payments	(11,279)	(11,990)
Dividends paid	(6,323)	(6,286)
Other	1,227	611
Net cash provided by (used in) financing activities	5,813	(39,358)
Net increase in cash and cash equivalents	50,914	17,994
Cash and cash equivalents at beginning of period	39,326	21,332
Cash and cash equivalents at end of period	$90,240	$39,326

Supplemental cash flow information:
Cash paid for income taxes	$890	$4,768
Cash received from income tax refunds	$195	$921
Cash paid for interest	$23,098	$24,509
Accrued purchases of property and equipment	$2,926	$1,738

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Fifty-two weeks ended
			January 29, 2011	January 30, 2010	January 29, 2011	January 30, 2010

(a)	Earnings from continuing operations		$8,538	$2,835	$37,171	$24,113
	Loss from discontinued operations, net of tax		(173)	(567)	(540)	(1,077)

	Net earnings		$8,365	$2,268	$36,631	$23,036

(b)	Basic average number of common shares outstanding during period		52,778	52,452	52,677	52,397

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		638	356	485	270

(c)	Diluted average number of common shares assumed outstanding during period		53,416	52,808	53,162	52,667

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.16	$0.05	$0.71	$0.46
	Discontinued operations, net of tax		—	(0.01)	(0.01)	(0.02)
	Basic earnings per share		$0.16	$0.04	$0.70	$0.44

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.16	$0.06	$0.70	$0.46
	Discontinued operations, net of tax		—	(0.02)	(0.01)	(0.02)
	Diluted earnings per share		$0.16	$0.04	$0.69	$0.44

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Fifty-two weeks ended
	January 29, 2011	January 30, 2010	January 29, 2011	January 30, 2010

Capital expenditures	$27,276	$15,439	$70,252	$43,214

Depreciation and amortization	$18,891	$17,281	$74,151	$70,529

Non-operating income:
Net rental revenue	$569	$522	$2,218	$1,774
Investment income	133	46	296	219
Other income	52	27	95	268

Total	$754	$595	$2,609	$2,261

Comparable sales percentages:
Merchandise	4.6%	-4.9%	3.1%	-2.6%
Service	3.4%	0.7%	1.1%	4.7%
Total	4.3%	-3.9%	2.7%	-1.2%

Total square feet of retail space (including service centers)			11,932,000	11,687,000

Store count
Supercenter			560	553
Service & Tire Center			53	25
Retail Only			8	9
Total			621	587

Sales and gross profit by line of business (A):

Retail sales	$251,399	$243,187	$1,046,772	1,013,308
Service center revenue	225,990	209,709	941,869	897,630
Total revenues	$477,389	$452,896	$1,988,641	$1,910,938

Gross profit from retail sales	$73,638	$64,904	$306,176	275,051
Gross profit from service center revenue	50,762	45,143	216,176	211,056
Total gross profit	$124,400	$110,047	$522,352	$486,107

Comparable sales percentages (A):

Retail sales	3.1%	-5.1%	3.0%	-4.3%
Service center revenue	5.8%	-2.4%	2.4%	2.5%
Total revenues	4.3%	-3.9%	2.7%	-1.2%

Gross profit percentage by line of business (A):

Gross profit percentage from retail sales	29.3%	26.7%	29.2%	27.1%
Gross profit percentage from service center revenue	22.5%	21.5%	23.0%	23.5%
Total gross profit percentage	26.1%	24.3%	26.3%	25.4%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.